Summary Prospectus April 30, 2026
Driehaus Emerging Markets Growth Fund Investor Shares: DREGX Institutional Shares: DIEMX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2026, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111, by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None	None
Maximum Deferred Sales Charge	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%
Other Expenses	0.34%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses*	1.15%	0.91%

*

Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” section of the Fund’s prospectus, which does not include Acquired Fund Fees and Expenses.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$117	$365	$633	$1,398
Institutional Shares	$93	$290	$504	$1,120

Summary Prospectus April 30, 2026	Page 1 of 8	Driehaus Emerging Markets Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers, and under normal market conditions, invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The evaluation of behavioral and macro factors represents significant aspects of the investment adviser’s philosophy and are integrated into the investment adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by war, acts of terrorism, geopolitical conflict, public health issues, recessions, economic cycles, monetary, fiscal and trade policies, company earnings, global pandemics and other risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The following risks may be associated with investments in foreign securities: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; U.S. and foreign government actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and

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emerging markets risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Markets Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the companies, countries, regions, markets, market sectors, industries and asset classes in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, region, asset class, industry, market or market sector, the value of the Fund’s shares may be affected by events that adversely affect that company, country, region, market, industry, asset class, or market sector and may fluctuate more than that of a less focused fund.

The Fund has or is expected to have significant exposure to China as well as the far east region in general. Many countries in this region are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many far east countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The far east region, and particularly China, Taiwan and South Korea, may be adversely affected by political, military, economic and other factors related to regional geopolitical tensions. Expropriation, nationalization, confiscatory taxation, political, economic or social instability, environmental issues or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests. Any such disruptions may lead to substantial declines in the value of some or all of the Fund’s investments.

The Fund has or is expected to have significant exposure to the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. The Fund is also expected to have significant exposure to the information technology sector. Technology companies may be subject to abrupt market movements, short product cycles, changing consumer preferences, aggressive pricing of products and services, a limited qualified workforce, new market entrants and intellectual property disputes.

Equity Securities Risk. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Depositary Receipts Risk. The Fund may invest in foreign securities in the form of depositary receipts which include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). Investment in Depositary Receipts does not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings

Summary Prospectus April 30, 2026	Page 3 of 8	Driehaus Emerging Markets Growth Fund

involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. In the case of an unsponsored Depositary Receipt, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored Depositary Receipt. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of recognized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

IPO Risk. The Fund may purchase securities in Initial Public Offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Performance

The information in the bar chart and table that follows provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

Highest/Lowest Quarter Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 22.42% (quarter ended 6/30/20) and the lowest return for a quarter was -21.15% (quarter ended 3/31/20).

Average Annual Total Returns

The following table shows the average annual returns of the Fund on a before-tax and after-tax basis over various periods, as indicated below, compared with a broad measure of market performance as well as an additional index with characteristics relevant to the Fund. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will vary from Investor Shares. For periods prior to the inception of the Institutional Share class on July 17, 2017, the performance shown for the Institutional Shares is based on the historical performance of the Fund’s Investor Shares. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio and would differ only to the extent that the shares do not have the same expenses.

Summary Prospectus April 30, 2026	Page 4 of 8	Driehaus Emerging Markets Growth Fund

Average Annual Total Returns as of December 31, 2025	1 Year	5 Years	10 Years
Driehaus Emerging Markets Growth Fund – Investor Shares
Return Before Taxes	29.92%	3.35%	9.05%
Return After Taxes on Distributions	29.28%	2.21%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares	17.96%	2.29%	7.19%
Driehaus Emerging Markets Growth Fund – Institutional Shares
Return Before Taxes	30.22%	3.59%	9.25%
MSCI Emerging Markets Index – Net (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%
MSCI Emerging Markets Growth Index – Net* (reflects no deduction for fees, expenses or taxes)	34.30%	1.77%	8.76%

*	The additional index shows how the Fund’s performance compares with the returns of an index with a growth bias.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Howard Schwab, Portfolio Manager of DCM Co-Lead Portfolio Manager of the Fund since 11/25 (Lead Portfolio Manager of the Fund from 8/07-11/25)	Richard Thies, Portfolio Manager of DCM Co-Lead Portfolio Manager of the Fund since 11/25 (Portfolio Manager of the Fund from 5/16-11/25 and Assistant Portfolio Manager of the Fund from 5/14-4/16)	Chad Cleaver, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/12 (Assistant Portfolio Manager of the Fund from 5/08-4/12)

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor Shares	$10,000	$2,000	$2,000	$500	$100	$300
Institutional Shares	$500,000	None	$500,000	None	N/A	N/A

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains (or a combination of both), unless you are a tax-exempt entity or are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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